Bonds and Loans - Composition of Bonds and Loans (Details) - JPY (¥) ¥ in Millions	Mar. 31, 2020	Mar. 31, 2019
Debt Disclosure [Abstract]
Bonds	¥ 3,204,965	¥ 3,196,365
Short-term loans	5,014	500,002
Long-term loans	1,883,325	2,054,584
Total	5,093,304	5,750,951
Non-current	4,506,487	4,766,005	[1]
Current	¥ 586,817	¥ 984,946	[1]

[1]	During the year ended March 31, 2020, Takeda completed the purchase price allocation for the assets acquired and the liabilities assumed as part of the Shire Acquisition. Accordingly, Consolidated Statements of Financial Position as of March 31, 2019 were retrospectively adjusted. See Note 31 for further detail of completed purchase price allocation.